UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 30, 2008

PATTERSON BROOKE RESOURCES INC.
(Exact name of registrant as specified in its charter)

Commission File No. 333-139797

Nevada	98-0505768
(State or other jurisdiction of	(IRS Employer Identification
incorporation)	Number)

21 – 2398 Haines Road
Mississauga, Ontario, Canada, L4Y 1Y6
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (416) 819-3795

Former name or former address, if changed since last report:

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

          Resignation of Director and Officer

B. Gordon Brooke, Chief Executive Officer, President and Director, has accepted the resignation of David Moore as Chief Financial Officer, Chief Accounting Officer, Secretary Treasurer and Director of the Company effective immediately.

B. Gordon Brooke will fill the vacancy left by David Moore as Chief Financial Officer, Chief Accounting Officer and Secretary Treasurer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON BROOKE RESOURCES INC.

By:           B. GORDON BROOKE
B. Gordon Brooke
Chief Executive Officer, President and
Director

June 30, 2008